                                                                    EXHIBIT 99.A


                          TruServ Investment Program




              VARIABLE DENOMINATION FLOATING RATE DEMAND NOTES


                         APPLICATION FOR ENROLLMENT





















                               [TRU*SERV LOGO]

                   Letter from Dan Cotter and Paul E. Pentz



Dear TruServ Member and Investor,


These days making the right choices in your personal investments can be confusing. Shopping for the best return on your dollar can be exhausting. Then, there's the difficult task of finding someone you can trust. TruServ Corporation has come up with an easy and convenient way to invest your money: the TruServ Investment Program. It allows Members/Investors the opportunity to gain financial security and make an investment in a business that's important to them.

You may already be familiar with the TruServ Investment Program (formerly the Cotter & Company Investment Program). Started in 1994, the program had great success with True Value Members on a fixed rate, fixed term program.

But now an exciting feature has been added. The TruServ Investment Program has been expanded to allow new dollar investments into a new floating rate program.

Please take the time to read the enclosed materials. Whether you are a current or a first-time Investor, you'll find this program beneficial to your personal investments because it offers a high-interest, floating rate that is more attractive than most banks can offer. You've got a lot invested in the company; now you can make an investment with confidence and benefit from its success.



Best Regards,

TruServ Corporation




/s/Dan Cotter
----------------------
Dan Cotter
Chairman and Chief Executive Officer


/s/ Paul E. Pentz
----------------------
Paul E. Pentz
President and Chief Operating Officer

                            Questions and Answers


                TRUSERV VARIABLE DENOMINATION
                FLOATING RATE DEMAND NOTES


                QUESTIONS AND ANSWERS



INVESTMENTS     Q.  WHAT IS THE TRUSERV FLOATING RATE INVESTMENT PROGRAM?
                A.  It is a Variable Denomination Floating Rate Demand Note
                    Investment designed with a convenient means of investing funds directly with TruServ Corporation.

                Q. IS THE TRUSERV FLOATING RATE INVESTMENT PROGRAM LIKE THE TRUSERV FIXED RATE FIXED TERM PROGRAM?
                A. Yes and no; like the Fixed Rate Fixed Term Program, the Floating Rate Program investments are invested directly with TruServ Corporation. Unlike the Fixed Rate, the Floating Rate Program investments are liquid, meaning you can withdraw your money at any time without penalty. The investments have no stated maturity or offering periods.
                    You may invest at any time. You can open an Account with as little as $250.00. Furthermore, the interest rates are not fixed. This means within a 7-day period your rate can change.

                Q.  WHO IS ELIGIBLE TO INVEST IN THE PROGRAM?
                A.  TruServ's Members and Investors.

                Q.  HOW DO I ENROLL IN THE PROGRAM?
                A. You may enroll by calling 1-800-507-9000 and requesting an application.

                Q. CAN I ENROLL IN THE TRUSERV INVESTMENT PROGRAM OVER THE TELEPHONE?
                A. No. We will need your signed application which will provide us with a sample of your signature for our files. We need to be able to verify your signature on your checks, as you will have free check writing privileges available to you. Additionally, you can send in your initial investment at the same time by enclosing a check made payable to "TruServ Investment Program" for the initial investment.

                Q. IS THERE A MINIMUM DOLLAR AMOUNT REQUIREMENT TO OPEN A TRUSERV FLOATING RATE ACCOUNT?
                A. Yes. You may open your TruServ Floating Rate Account with as little as $250.00. The minimum for subsequent investments is $50.00.

                Q. HOW CAN I INVEST MY MONEY INTO THE TRUSERV FLOATING RATE INVESTMENT PROGRAM?
                A.  Investment may be made by:
                        1. Mailing a Check
                        2. Wire Transfer

                Q.  HOW LONG DOES MY INVESTMENT HAVE TO REMAIN IN THE PROGRAM?
                A. There is no specified maturity. you can withdraw all or part of your investment at any time without a penalty. The TruServ Floating Rate Investment Program investments are liquid.

                TRUSERV VARIABLE DENOMINATION
                FLOATING RATE DEMAND NOTES

                QUESTIONS AND ANSWERS



INVESTMENTS     Q.  WHAT WILL I RECEIVE ONCE I OPEN AN ACCOUNT?
(continued)     A.  You will receive:
                      - A Welcome Letter
                      - A Confirmation of your Initial Investment
                      - A Checkbook

                Q.  HOW IS INTEREST PAID ON MY INVESTMENT?
                A. Interest is accrued daily and compounded monthly. Accrued interest will be credited and automatically reinvested monthly in additional Notes and will begin to accrue interest on the first day following the date of such reinvestment.

                Q.  IS THE INTEREST TAXABLE?
                A. Yes. All interest credited to the Notes or paid in any taxable year is reportable by the Investor as taxable income for federal income tax purposes.

                Q.  HOW OFTEN DOES THE INTEREST RATE FLUCTUATE?
                A. The rate is subject to change every seven (7) days. The rate is set weekly by the TruServ Investment Program Committee and closely follows the IBC Money Fund Report and will be typically greater than the most recent seven-day average yield (noncompounded) for taxable money market funds in the United States as published in the IBC
                    Money Fund Report. If in any week the IBC Money Fund Report is not available or publication of such seven-day average yield is suspended, the seven-day average yield at such time shall be an approximate equivalent rate determined by the TruServ Investment Program Committee. Information concerning the interest rate on the Notes will be available by calling toll free 1-800-507-9000.

                Q.  WHAT IS THE IBC MONEY FUND REPORT?
                A. IBC Money Fund Report is published weekly and is currently published on Thursday in the Wall Street Journal. The IBC Money Fund Report states that the yield information obtained from money market funds is screened by the publisher, and no guarantee of the accuracy of the information contained in the IBC Money Fund Report is made by TruServ Corporation.

                Q.  WHO DETERMINES THE RATE?
                A. The weekly rates are determined by the TruServ Investment Program Committee each week, to be effective the following week. The rate of interest paid for any period on the Notes is not an indication or representation of future rates. The rate of interest is typically greater than the most recent seven-day average yield (noncompounded) for taxable money market funds in the United States as published in the IBC Money Fund Report.

                TRUSERV VARIABLE DENOMINATION
                FLOATING RATE DEMAND NOTES


                QUESTIONS AND ANSWERS

INVESTMENTS     Q.  WILL I PAY ANY FEES?
(continued)     A.  There are no account maintenance fees or charges for checks or check redemptions, no sales loads and no charges for
                    investing or ongoing management, other than as described in the prospectus.  However, the Agent Bank will charge a
                    fee for checks returned for insufficient funds, wire
                    redemptions, stop payment requests and other unusual
                    services by directly debiting your Account.  Such fees are listed below: (subject to change)
                       - Wire transfer fee      $15.00 per wire ($2,500 minimum)
                       - Insufficient funds
                           "NSF" checks         $10.00 each
                       - Stop Payment           $15.00 each
                       - Overnight Delivery     $12.00 each

                Q.  WHEN INVESTING BY CHECK, WHEN DO I BEGIN EARNING INTEREST?
                A. Interest begins accruing on the first business day after the Agent Bank receives your check.

                Q. CAN I MAKE MY INVESTMENT BY PERSONAL CHECK OR DO YOU REQUIRE A CERTIFIED OR A CASHIER'S CHECK?
                A. It is not necessary to send a certified or cashier's check. A personal check is fine, however, no third party checks will be accepted.

                Q. WHEN INVESTING BY MAIL, SHOULD I SEND MY INVESTMENT REGISTERED OR CERTIFIED MAIL?
                A. We do not recommend sending your investments by registered or certified mail because it may delay your investment. Use regular mail to the following address:
                       TruServ Floating Rate Investment Program
                       c/o The Northern Trust Company
                       PO Box 75970
                       Chicago, IL 60675-5970

                Q. I DO NOT FEEL COMFORTABLE SENDING MY CHECK FOR $10,000 IN THE MAIL. IS THERE A LOCAL TRUSERV BRANCH WHERE I CAN INVEST MY CHECK?
                A. There are no local TruServ branches. Consider transferring your funds via wire transfer to your TruServ Program at Northern Trust ABA#071000152. Check with your bank about wire transfer fees. Call the toll free 1-800-507-9000 for further information on wire transfer of your investment.

                Q. IF I WIRE TRANSFER FUNDS FROM MY BANK TO MY TRUSERV ACCOUNT AT THE NORTHERN TRUST, WHEN DO I START EARNING INTEREST?
                A. Wires received by 10:00 a.m. Central Standard Time will post to your Account and will begin to accrue interest on the same day you send the wire. Wires received after 10:00 a.m., Central Standard Time, will post to your Account and begin to accrue interest on the next succeeding business day.

                TRUSERV VARIABLE DENOMINATION
                FLOATING RATE DEMAND NOTES


                QUESTIONS AND ANSWERS

INVESTMENTS     Q.  IS THE TRUSERV FLOATING RATE INVESTMENT PROGRAM INSURED BY
(continued)         THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC)?
                A.  No.  This Program is not the equivalent of a bank account and is not covered by FDIC or other insurance.

                Q.  IS MY INVESTMENT SECURE?  HOW SAFE IS MY INVESTMENT?
                A. Your investment is backed by the financial strength of TruServ Corporation, the largest co-op hardware wholesaler in the world.

                Q. HOW CAN I BEST USE MY FLOATING RATE ACCOUNT? CAN I USE IT AS A CHECKING ACCOUNT?
                A. The TruServ Floating Rate Investment is designed specifically as a savings and investment account. While it may be necessary to have a bank account for everyday expenses, the TruServ Floating Rate Investment
                    Program, with free check writing privileges, is ideal for major expenditures like vacations, taxes, home improvements or emergencies.

                Q.  CAN I INVEST MY IRA INTO THE TRUSERV PROGRAM?
                A. Investments into the TruServ Floating Rate Program are not IRA eligible. The interest you earn in the Program is taxable income.

                Q.  WHAT IS THE ROLE OF THE NORTHERN TRUST COMPANY?
                A. The Northern Trust Company (the "Agent Bank") serves only as the processing agent for TruServ Corporation. The Agent Bank manages investment and redemption processing, statements and confirmations, etc. All investments in the Notes are investments in securities of TruServ Corporation and are not an obligation of the Agent Bank.

                Q.  WHAT IS REQUIRED TO MAKE INVESTMENTS BY WIRE?
                A. When you complete an application for enrollment and elect wire transfer, include a voided check and the designated bank information.

                ---------------------------------------------------------------

REDEMPTIONS     Q.  HOW CAN I TAKE MONEY OUT OF MY TRUSERV FLOATING RATE
                    PROGRAM?
                A.  You can redeem funds any time from your Program by:
                        -  Writing a Check ($250 min.)
                        -  Wire Transfer ($2,500 min.)
                        - Written Request for Funds (All owners' signatures required)

                Q.  HOW MANY CHECKS CAN I WRITE?
                A. As many as you wish. A free supply (30 checks) will be mailed to you if you choose this option.

                TRUSERV VARIABLE DENOMINATION
                FLOATING RATE DEMAND NOTES


                QUESTIONS AND ANSWERS

REDEMPTIONS     Q.  FOR REDEMPTION BY CHECK, MAY I WRITE A CHECK FOR ANY
(continued)         AMOUNT?
                A.  Checks must be written for at least $250.  Your check will not be honored if the amount of your check is greater than the balance in your Account or less than $250.

                Q.  CAN I REDEEM ANY PART OF MY ACCOUNT AT ANY TIME?
                A. Yes, you may redeem all or any part of your Account, subject to a $250 minimum, by submitting your written request including signatures of all registered owners (including joint owners) of the Account.

                Q.  IF I CHOOSE WIRE TRANSFER WILL I BE CHARGED FOR THIS
                    SERVICE?
                A. Yes, because there is a $15.00 bank wire fee charged to TruServ Corporation by the Agent Bank.

                Q. HOW DO I SET UP A WIRE TRANSFER IF I DID NOT CHOOSE IT ON MY ORIGINAL APPLICATION?
                A. You should contact The Northern Trust Company for a wire transfer authorization form. You will need to get a guaranteed signature(s) of all owners. The guarantee can be obtained at any financial institution or brokerage firm. The form then needs to be mailed back to Northern for processing. To ensure your funds against fraud, Northern will not accept facsimile copies.

                Q.  CAN I HAVE INTEREST SENT TO ME AUTOMATICALLY?
                A. No. Interest is automatically reinvested back into your TruServ Floating Rate Investment Account.

                Q.  HOW DO I CLOSE MY TRUSERV ACCOUNT?
                A. Your Account will be closed automatically if it falls below the minimum balance of $250.00. You will be notified at the end of the month in which your program balance falls below the required minimum. If the balance is not brought back to the required minimum of $250.00, the Account will be automatically closed at the end of the next monthly cycle.

                    ------------------------------------------------------------

REGISTRATION    Q.  WHAT ARE THE OWNERSHIP OPTIONS?
                A.  An Account can be opened as...
                        - An Individual Account
                        - A Trust Account
                        - A Custodial Account under the Uniform Gift to Minors
                          Act
                        - A Joint Account

                TRUSERV VARIABLE DENOMINATION
                FLOATING RATE DEMAND NOTES


                QUESTIONS AND ANSWERS

REGISTRATION    Q.  I WANT TO ADD/DELETE SOMEONE TO/FROM MY TRUSERV ACCOUNT.
(continued)         HOW DO I ACCOMPLISH THIS?
                A.  Send written instructions to the Agent Bank, including your
                    TruServ Program Number, Social Security Number and Owner(s)
                    Signature(s) with the Signature(s) guaranteed by a financial institution.

                Q.  CAN I MAKE MY SON/DAUGHTER A JOINT OWNER?
                A.  Yes, provided the principal owner is a TruServ Member.

                Q.  HOW DO I NOTIFY YOU OF MY NEW ADDRESS?
                A. Fill out the bottom portion of your monthly statement (reverse side), have all owners sign and return it to the Agent Bank; or you can complete the Change Request Box located on the investment slip inside of the checkbook.

                ---------------------------------------------------------------

GENERAL         Q.  HOW DO I CONFIRM THE CURRENT INTEREST RATE?
                A. Interest Rates can be obtained by calling the toll free number (1-800-507-9000) and following the menu instructions.

                Q.  HOW OFTEN WILL I RECEIVE ACCOUNT INFORMATION?
                A. You will receive a quarterly statement that lists all Account activity.

                Q.  WILL I RECEIVE INFORMATION FOR MY END OF YEAR TAX
                    REPORTING?
                A. Yes. You will receive a 1099INT reflecting your interest earned for the tax period.

                Q. WHO DO I CALL WITH GENERAL PROGRAM QUESTIONS AND/OR REPORTING DISCREPANCIES?
                A.  The Northern Trust Company at 1-800-507-9000.

                Q. WILL I SPEAK WITH A PERSON OR A COMPUTER WHEN I CALL THE TOLL FREE NUMBER?
                A. Either. You have the option of retrieving Program information from the automated telephone system or speaking with an agent.

                          Application for Enrollment


                TRUSERV VARIABLE DENOMINATION
                FLOATING RATE DEMAND NOTES


                APPLICATION FOR ENROLLMENT



                PLEASE PRINT OR TYPE ALL ITEMS EXCEPT SIGNATURE. COMPLETE THIS APPLICATION AND MAIL IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

ELIGIBILITY     [ ]  TruServ Member-Investor/Member Number:
Please check                                               - - - - - -
one and complete
the required    [ ]  Current TruServ Investment Program Account Number: 942
information                                                                - - - - - - -

---------------------------------------------------------

TYPE OF         [ ]  INDIVIDUAL OWNERSHIP
ACCOUNT
Select one.          Name of Owner
                                  -----------------------------------------------------------------------------------
                                        FIRST                            MIDDLE                          LAST

                                  -----------------------------------------------------------------------------------
                                                               SOCIAL SECURITY NUMBER

                [ ]  JOINT TENANCY With Rights of Survivorship
                     Do you wish to require all signatures for check redemptions?
                     All signatures are required for all Account changes.        [ ] yes   [  ] no

                     Name 1
                                -------------------------------------------------------------------------------------------
                                        FIRST                            MIDDLE                          LAST

                                -------------------------------------------------------------------------------------------
                                                               SOCIAL SECURITY NUMBER

                     Name 2
                     (PARTNER 1)-------------------------------------------------------------------------------------------
                                        FIRST                            MIDDLE                          LAST

                                -------------------------------------------------------------------------------------------
                                                               SOCIAL SECURITY NUMBER

                     Name 3
                     (PARTNER 2)-------------------------------------------------------------------------------------------
                                        FIRST                            MIDDLE                          LAST

                                -------------------------------------------------------------------------------------------
                                                               SOCIAL SECURITY NUMBER

                     Name 4
                     (PARTNER 3)-------------------------------------------------------------------------------------------
                                        FIRST                            MIDDLE                          LAST

                                -------------------------------------------------------------------------------------------
                                                               SOCIAL SECURITY NUMBER

                [ ]  TENANCY OF CUSTODIAN (Under the Uniform Gift to Minor Act)*

                     Name of Custodian
                                       ------------------------------------------------------------------------------------
                                                (ONLY ONE CUSTODIAN PERMITTED)

                     Name of Minor
                                  -----------------------------------------------------------------------------------------

                     Minor Social Security Number
                                                ---------------------------------------------------------------------------
                                                                (REQUIRED)

                     Minor State of Residence
                                            -------------------------------------------------------------------------------


                 *   A minor is the beneficial owner of the account.  An adult Custodian manages the account until the minor comes of age as specified in the Uniform Gift to Minors Act in the applicable state of residence.  Custodian's signature is required for all transactions.


                TRUSERVE VARIABLE DENOMINATION
                FLOATING RATE DEMAND NOTES



                TRUSERV INVESTMENT PROGRAM AGREEMENT APPLICATION


                INSTRUCTIONS FOR COMPLETING PAYEES REQUEST FOR TAXPAYERS IDENTIFICATION CERTIFICATION:
                Under Federal tax law, you must provide your correct Social Security Number or other Taxpayer ID Number, a certification that the number provided is correct and a certification that you are not subject to backup withholding. Failure to furnish your correct Social Security or Taxpayer ID Number or to so certify will result in 31% of interest paid to your Account being withheld and paid to the IRS. In addition, you may be subject to a penalty imposed by the IRS if you fail to provide your correct Social Security or Taxpayer ID Number if you make an incorrect certification.

----------------------------------------------

APPLICATION     I/We agree to all terms and conditions of the TruServ Variable
                Denomination Floating Rate Demand Notes Investment Program
                (the "Program") as set forth in the Prospectus. I/We acknowledge that I/we have received and reviewed the Prospectus and have reviewed and approved all schedules, including IRS W-9
                Taxpayer Certification Form.  I/We agree that TruServ
                Corporation may amend the Program from time to time and that such amendments shall be binding upon me/us.

                I/We agree that TruServ Corporation may comply with any levies, garnishments and court orders at the sole and absolute discretion of TruServ Corporation.

                I/We jointly and severally hereby agree to defend, indemnify, reimburse, exonerate, save and hold harmless TruServ Corporation and its agents for, from and against any and all losses, damages, claims, demands and expenses including reasonable attorneys fees of any and every nature actually or allegedly arising in whole or in part out of the written information, tax identification number, certifications, notice or instructions provided by me/us or out of my/our bad faith, negligence, willful misconduct, strict liability of breach of this agreement/application.

                I/We agree that this Agreement and Application may be terminated by TruServ Corporation at any time upon TruServ Corporation's written notice mailed to me/us at the address stated herein.

                I/We understand that the Program is administered by The Northern Trust Company on behalf of TruServ Corporation. The Northern Trust Company is not a co-principal of the Program and no investment dollars will be held by The Northern Trust Company. First Trust National Association is the acting indenture trustee of the TruServ Investment Program pursuant to a written trust indenture between TruServ Corporation and First Trust National Association.

                Additional copies of the Prospectus are available upon request by writing to: TruServ Investment Program, Investor Services,
                Attn:  Agent of Issuer, P.O. Box 75928, Chicago, IL
                60675-5928.

                This form is intended for the sole use of Investors in the TruServ Investment Program. INCOMPLETE FORMS, MISSING SUPPORTING DOCUMENTATION FOR THE PURCHASE OF NOTE OR NOTES, WILL RESULT
                IN THE RETURN OF YOUR INVESTMENT.

                SUMMARY OF KEY FEATURES OF THE PROGRAM INCLUDE (full Program provisions are detailed in the Prospectus):
                - The Notes are registered under the Federal Securities Act of 1933.
                -  It is not insured by the FDIC.
                - It is an obligation of TruServ Corporation, and is not an obligation of any bank. The Notes will be subordinated in right of payment to senior notes, indebtedness to banking institutions, trade creditors and other indebtedness of the Company. The Notes are unsecured and rank equally and rateably with all other unsecured and subordinated indebtedness of the Company.
                -  It is administered by The Northern Trust Company.
                -  It provides a quarterly statement of all activity.
                - It provides you a checkbook to write checks against, minimum amount of $250.00.

----------------------------------------------


ARBITRATION     This Program shall be enforced and interpreted under the laws of the State of Illinois. Any controversy or claims arising out of or relating to this offer, or any breach thereof, including, without limitation, any claim that this offer or any portion thereof is invalid, illegal or otherwise voidable, shall be submitted to arbitration before and in accordance with the rules of the American Arbitration Association unless another extra judicial dispute resolution process has been agreed to in writing by the parties, provided however, that any matters arising under the federal securities laws will not be subject to or in any way affected, waived or compromised by this arbitration provision. Judgment upon the award may be entered in any court having jurisdiction thereof. The location of the arbitration proceedings shall be at the American
                Arbitration Association office geographically or physically located closest to the Investor's domicile, unless otherwise agreed upon in writing by the parties.
                By signing below, I/We certify that I/We have received the Prospectus and agree to be bound by its terms, and that (1) the information on this application, including Social Security or Tax Identification Number, is correct and complete and (2)
                I/We are not currently subject to IRS backup withholding unless the box on W-9 information has been checked.

----------------------------------------------

SIGNATURES      APPLICATIONS WILL BE REJECTED IF THIS FORM IS NOT COMPLETE.
(full Program   ALL APPLICANTS' SIGNATURES ARE REQUIRED.
provisions
are detailed
in the
Prospectus)
                ------------------------------  --------------------------
                PRIMARY SIGNATURE               DATE

                ------------------------------  --------------------------
                CO-APPLICANT SIGNATURE          DATE

                ------------------------------  --------------------------
                CO-APPLICANT SIGNATURE          DATE

                ------------------------------  --------------------------
                CO-APPLICANT SIGNATURE          DATE

                          Application for Enrollment


                        TRUSERV VARIABLE DENOMINATION
                        FLOATING RATE DEMAND NOTES


                        APPLICATION FOR ENROLLMENT



REDEMPTIONS             [ ]   BY BANK WIRE TRANSFER     If you want to make redemptions
You must check                                          by wire transfer, please
one or both.                                            complete the "Designated Bank"
                                                        information below and attach a
                                                        voided blank check (minimum for
                                                        wire transfer redemption of
                                                        $2,500).  You can wire funds to
                                                        your designated bank Account if
                                                        you call The Northern Trust
                                                        Company before 2:00 p.m. EST.
                                                        You will receive a wire
                                                        transfer no later than the next
                                                        business day.

                        [ ]   BY CHECK                  The Northern Trust Company will
                                                        mail you your free supply of
                                                        checks shortly after your
                                                        Account is opened (minimum
                                                        check redemption of $250).

                        WRITTEN REDEMPTION:  Subject to the terms of the Program as amended, you may also redeem any (but not less than $250 at a time) or all of your Account by writing:  TruServ Floating Rate
                        Investment Program, Investor Services, P.O. Box 75928, Chicago,
                        IL  60675-5928.  All signatures of registered owners are
                        required.  Checks will be sent only to your registered Account address.


----------------------------------------------

DESIGNATED              Name of Bank Account                                               [ ] Checking  [ ] Savings
BANK                                        ----------------------------------------------
If you elected
"Bank Wire              Bank Account Number
Transfer                                    -------------------------------------------------------------------------
Redemption,"            Bank Name/Branch
you must                                 ----------------------------------------------------------------------------
complete
this section            ABA Bank Routing Number (9-digit number)
and attach a                                                    -----------------------------------------------------
voided
blank check.            Bank Address
                                    ----------------------------------------------------------------------------------

                        Reference
                                  ------------------------------------------------------------------------------------

----------------------------------------------

W-9 TAX                 [ ]  W-9 Information must be completed or                 [ ]  I am subject to backup withholding
INFORMATION             application will not be processed.  Unless the            under provisions of selection 340(a)(1)(c)
X box if                box is checked, I am not subject to backup                of the Internal Revenue Code.  The Social
applicable.             withholding because I have not been notified              Security or Taxpayer ID number provided
W-9 information         by the IRS that I am subject to such with-                on this form is correct.
must be                 holding, or the IRS has notified me that
completed or            I am no longer subject to backup withholding.
application
will not be
processed.

                    TRUSERV VARIABLE DENOMINATION
                    FLOATING RATE DEMAND NOTES



                    APPLICATION FOR ENROLLMENT



TYPE OF             [ ] LIVING TRUST (A copy of the first two and last two pages of the Trust Agreement
ACCOUNT                 Required.  The Trustee or designated agent's signature is required for all documents.)
(continued
from                    Title of Trust
previous                              --------------------------------------------------------------------------
page)
                        Trustee Name
                                    ----------------------------------------------------------------------------
                                                FIRST                   MIDDLE                  LAST
                        Date of Trust
                                     ---------------------------------------------------------------------------

                        Social Security or Tax I.D. Number
                                                          ------------------------------------------------------

                        REGISTERED ADDRESS

                        Name
                             -----------------------------------------------------------------------------------

                        Address
                               ---------------------------------------------------------------------------------

                        City/State/Zip
                                     ---------------------------------------------------------------------------

                        Daytime Phone Number
                                            ---------------------------------------------------------------------

                        Alternate Phone Number
                                             --------------------------------------------------------------------

------------------------------------------------------------------

REQUIRED                INITIAL INVESTMENT (By check only):  $                                       ($250 minimum)
INFORMATION                                                   ---------------------------------------
                        (Investments by mail are available for redemption five business days after they are posted to your Account.)

                        SUBSEQUENT INVESTMENTS (Not less than $50)
                                                                  -----------------------------------------------------------------

                        BY WIRE TRANSFER                                BY CHECK
                        Subsequent Investments can be made              Investments can be mailed to:
                        by wire to:                                     TRUSERV FLOATING RATE INVESTMENT PROGRAM
                        THE NORTHERN TRUST COMPANY                      INVESTOR SERVICES
                        CHICAGO, ILLINOIS                               P.O. BOX 75970
                        ABA # 071000152                                 CHICAGO, IL 60675-5970
                        After your initial investment, you will         The minimum amount for subsequent invest-
                        be assigned an account number.   For            ments is $50.00
                        subsequent investments, please provide
                        this account number in your wire
                        transfer instructions.  The minimum
                        amount for subsequent investments is
                        $50.00


                                    Questions regarding this application:
                                    CALL 1-800-507-9000
                                    24 HOURS A DAY 7 DAYS A WEEK
                                    7:30 - 6:00 P.M. CT

                                    Use the enclosed envelope
                                    and mail checks to:
                                    TRUSERV FLOATING RATE INVESTMENT PROGRAM
                                    INVESTOR SERVICES
                                    P.O. BOX 75970
                                    CHICAGO, IL 60675-5970

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                               [TRU*SERV LOGO]

  TRUSERV CORPORATION, 8600 WEST BRYN MAWR AVENUE, CHICAGO, ILLINOIS 60631-3505